                          SECURITIES AND EXCHANGE COMMISSION

                                 450 Fifth Street, NW
                                Washington, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                  February 27, 1997
                          (date of earliest event reported)

                            PNC MORTGAGE SECURITIES CORP.
                       as Depositor and Master Servicer under a
                           Pooling and Servicing Agreement
                             dated as of February 1, 1997
                            providing for the issuance of

                                     $175,602,216

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-2

            Delaware               33-84896           T/B/D

         (State or other         (Commission          (IRS Employer
         jurisdiction of         File Number)         Identification
         Incorporation)                               Number)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (847) 549-6500

Item 5.  OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

    On February 27, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of February 1, 1997, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-2, to be issued (the "Certificates") which consist of the following sixteen classes: (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 (the "Class A Certificates"), (ii) Class X and Class P, (iii) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (iv) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates") and (v) Class R. The Class A, Class X, Class P and Class R Certificates are referred to as the "Senior Certificates". The Class A-4 Certificates are sometimes referred to as the "Lockout Certificates". The Class A-3 Certificates are sometimes referred to as the "Insured Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 21, 1996 (the "Prospectus"), and Prospectus Supplement dated February 24, 1997 (the "Prospectus Supplement").

    The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool of conventional fixed-rate one- to four-family residential mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, a certificate guaranty insurance policy with respect to the Insured Certificates (the "Certificate Insurance Policy") issued by MBIA Insurance Corporation (the "Certificate Insurer") which will insure the receipt of certain interest distributions to be made with respect to the Insured Certificates and will cover the principal portion of realized losses allocated to the Insured Certificates with respect to each Distribution Date (subject to certain limitations as specified in the Prospectus and Prospectus Supplement), and certain other assets, as described in the Prospectus and Prospectus Supplement. Certain interest shortfalls on the Insured Certificates arising out of Curtailments or Payoffs on the Mortgage Loans will be paid out of the Reserve Fund, to the extent funds are available therein. The Reserve Fund is not an asset of the Trust. Only the Insured Certificates are insured by the Certificate Insurer and no other Certificates are insured.



---------------------------

    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 21, 1996, and Prospectus Supplement, dated February 24, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-2.

    The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. All of the Certificates, other than the Class R Certificates, represent ownership of REMIC "regular interests" in the Trust. The Class R Certificates represent ownership of the REMIC "residual interests" in the Trust. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

    The Offered Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.

    The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                   INITIAL CLASS               INITIAL             LAST SCHEDULED
    CLASS        PRINCIPAL BALANCE        REMITTANCE RATE (1)     DISTRIBUTION DATE
     -----        -----------------        -------------------     -----------------
    Class A-1    $  35,500,000.00              7.750%              March 25, 2027
    Class A-2       19,885,000.00              7.500%              March 25, 2027
    Class A-3       10,000,000.00              7.500%              March 25, 2027
    Class A-4       17,442,000.00              7.500%              March 25, 2027
    Class A-5       35,500,000.00              7.250%              March 25, 2027
    Class A-6        3,550,000.00              7.500%              March 25, 2027
    Class A-7       44,352,593.00              7.500%              March 25, 2027
    Class X                  0.00              7.500% (2)          March 25, 2027
    Class P            947,573.00               (3)                March 25, 2027
    Class B-1        4,877,000.00              7.500%              March 25, 2027
    Class B-2        1,774,000.00              7.500%              March 25, 2027
    Class B-3        1,774,000.00              7.500%              March 25, 2027
    Class R                 50.00              7.500%              March 25, 2027


--------------------------

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates which will not be entitled to receive distributions of interest) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) The Remittance Rate on the Class X Certificates will be 7.500% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The "Class X Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Mortgage Loans having Pass-Through Rates in excess of 7.500% per annum (the "Premium Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined in the Prospectus and Prospectus Supplement) for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.500%. The Class X Notional Amount as of the Cut-Off Date was approximately $8,003,802. The Class X Certificates are not entitled to receive distributions of principal.

(3) The Class P Certificates are not entitled to receive distributions of interest.


    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of February 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $177,376,357.

    Each Mortgage Loan has a first payment date during the period from July 1990 through March 1997, inclusive, and has an original term to maturity of not more than 30 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 6.875% and not more than 10.875% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 8.090% per annum.

    Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.580% and not more than 10.580% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 7.798% per annum.

    All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). Approximately 0.5% of the Mortgage Loans are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is February 2027. Each of the Mortgage Loans have original terms to maturity ranging from 20 to 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately 356.6 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 84.5% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 15.5% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.5%. As of the Cut-Off Date, approximately 15.7% of the Mortgage Loans were covered by a Primary Insurance Policy. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy with the exception of one Mortgage Loan that as of the Cut-Off Date had an aggregate principal balance of $493,274. At origination, each Mortgage Loan had a principal balance of not less than $40,300 nor more than $1,400,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $322,502. Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 97.0% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, approximately 2.5% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors and approximately 0.5% of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors. None of the Mortgage Loans are secured by interests in cooperative apartments. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under a no documentation program (including certain Mortgage Loans for which neither verification of income nor deposits was required) was approximately $4,045,524 as of the Cut-Off Date, which was approximately 2.3% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such no documentation program was approximately 72.3%. The aggregate principal balance of the Mortgage Loans in the Mortgage Pool originated under a reduced documentation program (including certain Mortgage Loans for which verification of either income or deposits was not required), which generally limits the original Loan-to-Value Ratio of the Mortgage Loan, was approximately $15,233,365, which was approximately 8.6% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced documentation program was approximately 68.5%. Approximately 0.9% of the Mortgage Loans were refinances of existing mortgage loans for which no appraisals were obtained at the time of refinance; the Loan-to-Value Ratios of such Mortgage Loans were computed using the appraisals done at the time of the refinanced mortgage loans. Approximately 1.4% of the Mortgage Loans were purchase mortgage loans for which no appraisals were obtained at the time of origination; the Loan-to-Value Ratios of such Mortgage Loans were computed using the purchase price of the related Mortgage Property.

    Approximately 37.3% of the Mortgage Loans were secured by Mortgaged Properties located in California; 14.5% in Illinois; 7.3% in Florida; no other single state contained Mortgaged Properties securing more than 5% of the Mortgage Loans. No more than 1.0% of the Mortgage Loans was secured by Mortgaged Properties located in any one California zip code area, and no more than 1.2% of the Mortgage Loans was secured by Mortgaged Properties located in any other single zip code area. Approximately 52.3% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 47.7% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.

    The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.150% to a maximum of 0.375%, with a weighted average of 0.244%. The Master Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.045% to a maximum of 0.100%, with a weighted average of 0.047%. See "Description of the Certificates -- Servicing compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

    The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

               a) Number of loans: 550
               b) Mortgage Interest Rates:



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.875%        1  $      222,068.75       0.13 %
                 7.000%        3  $      727,104.61       0.41 %
                 7.125%        1  $      439,648.14       0.25 %
                 7.250%        3  $      960,173.76       0.54 %
                 7.375%        8  $    2,366,217.52       1.33 %
                 7.500%       21  $    5,859,118.82       3.30 %
                 7.625%       36  $   10,794,502.67       6.09 %
                 7.750%       88  $   28,334,851.68      15.97 %
                 7.875%       90  $   30,538,319.47      17.22 %
                 7.990%        1  $      329,554.80       0.19 %
                 8.000%       69  $   21,965,124.61      12.38 %
                 8.125%       48  $   15,822,119.96       8.92 %
                 8.250%       52  $   15,819,096.20       8.92 %
                 8.375%       34  $   10,569,370.95       5.96 %
                 8.500%       21  $    6,537,714.25       3.69 %
                 8.625%       20  $    6,337,446.03       3.57 %
                 8.750%       23  $    8,322,490.97       4.69 %
                 8.875%       16  $    5,308,749.91       2.99 %
                 9.000%        3  $      874,008.61       0.49 %
                 9.125%        3  $    1,118,934.85       0.63 %
                 9.250%        1  $      619,354.68       0.35 %
                 9.375%        1  $    1,393,434.60       0.79 %
                 9.500%        1  $      577,215.94       0.33 %
                 9.750%        1  $      212,502.85       0.12 %
                10.000%        1  $      211,230.64       0.12 %
                10.125%        1  $      210,937.53       0.12 %
                10.500%        1  $      453,638.50       0.26 %
                10.625%        1  $      191,049.96       0.11 %
                10.875%        1  $      260,376.19       0.15 %
                           -----   ----------------    -----------
                TOTAL        550  $  177,376,357.45     100.00 %
                           -----   ----------------
                           -----   ----------------

          c) Pass-Through Rates:



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED       SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE     REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  --------------
           6.501 -  6.750%  $    949,173.36     6.971%          354
           6.751 -  7.000%  $    729,421.90     7.175%          359
           7.001 -  7.250%  $  8,895,736.34     7.448%          359
           7.251 -  7.500%  $ 38,593,732.65     7.715%          358
           7.501 -  7.750%  $ 53,368,620.58     7.926%          358
           7.751 -  8.000%  $ 31,393,716.16     8.187%          358
           8.001 -  8.250%  $ 17,529,920.83     8.422%          357
           8.251 -  8.500%  $ 14,484,601.37     8.697%          355
           8.501 -  8.750%  $  6,312,929.57     8.897%          351
           8.751 -  9.000%  $  1,608,118.48     9.173%          348
           9.001 -  9.250%  $  1,970,650.54     9.412%          353
           9.251 -  9.500%  $    212,502.85     9.750%          291
           9.501 -  9.750%  $    211,230.64    10.000%          287
           9.751 - 10.000%  $    210,937.53    10.125%          281
          10.001 - 10.250%  $    453,638.50    10.500%          281
          10.251 - 10.500%  $    191,049.96    10.625%          280
          10.501 - 10.750%  $    260,376.19    10.875%          281
                            ---------------    ------         ------
                            $177,376,357.45     8.090% *        357 *
                            ---------------
                            ---------------

      * Represents a weighted average (by principal balance) of all the Mortgage Loans.

          d) Original Principal Balances:




                                             AGGREGATE       PERCENTAGE
                                 NUMBER      BALANCES AS     OF AGGREGATE
          ORIGINAL                 OF        OF THE CUT-     BALANCE OF
          BALANCES               LOANS       OFF DATE        POOL
          -------------------    ------  ----------------    ------------
          $ 50,000 OR LESS           1  $       39,916.06       0.02 %
          $ 50,001 - 75,000          1  $       61,453.20       0.03 %
          $ 75,001 - 100,000         6  $      546,997.37       0.31 %
          $100,001 - 150,000         2  $      277,384.08       0.16 %
          $150,001 - 200,000         8  $    1,451,705.28       0.82 %
          $200,001 - 250,000       121  $   27,621,110.24      15.57 %
          $250,001 - 300,000       172  $   47,470,239.53      26.76 %
          $300,001 - 350,000        89  $   28,862,955.66      16.27 %
          $350,001 - 400,000        57  $   21,364,365.43      12.04 %
          $400,001 - 450,000        28  $   11,928,036.95       6.72 %
          $450,001 - 500,000        18  $    8,661,746.78       4.88 %
          OVER $500,000             47  $   29,090,446.87      16.40 %
                                 ------  ----------------    ------------
          TOTAL                    550  $  177,376,357.45     100.00 %
                                 ------  ----------------
                                 ------  ----------------

          Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $39,916.06

          Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,393,434.60

                e) Years of initial Monthly Payment:




                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1990         4  $    1,116,002.18       0.63 %
                  1991         2  $      601,540.61       0.34 %
                  1992         3  $    1,068,860.82       0.60 %
                  1993         4  $      865,012.69       0.49 %
                  1995         1  $       39,916.06       0.02 %
                  1996        35  $   12,176,574.83       6.86 %
                  1997       501  $  161,508,450.26      91.05 %
                           ------  ----------------     ------------
                TOTAL        550  $  177,376,357.45     100.00 %
                           ------  ----------------
                           ------  ----------------

               f) Current Loan-to-Value Ratios:




                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.000% OR LESS      45  $   14,097,099.73       7.95 %
               60.001-70.000%       81  $   27,205,312.49      15.34 %
               70.001-75.000%      106  $   37,366,742.45      21.07 %
               75.001-80.000%      221  $   71,292,322.08      40.19 %
               80.001-85.000%        9  $    2,930,396.83       1.65 %
               85.001-90.000%       68  $   19,702,699.00      11.11 %
               90.001-95.000%       20  $    4,781,784.87       2.70 %
                                 ------  ----------------     ----------
                    TOTAL          550  $  177,376,357.45     100.00 %
                                 ------  ----------------
                                 ------  ----------------

          g)  Types of Mortgaged Properties:




                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    447  $  144,808,923.04      81.64 %
          DUPLEX                      5  $    2,098,083.14       1.18 %
          FOURPLEX                    3  $      868,045.80       0.49 %
          TOWNHOUSE                   4  $    1,111,237.97       0.63 %
          CONDOMINIUM                21  $    5,298,789.24       2.99 %
          PLANNED UNIT DEVELOPMENT   64  $   20,820,811.08      11.74 %
          HI-RISE CONDO               6  $    2,370,467.18       1.34 %
                                 ------  -----------------     ------------
          TOTAL                     550  $  177,376,357.45     100.00 %
                                 ------  -----------------
                                 ------  -----------------

     h) Geographic Distribution by state:

                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     1  $      487,719.24       0.27 %
     ALASKA                      1  $      405,741.10       0.23 %
     ARIZONA                     9  $    3,618,796.95       2.04 %
     ARKANSAS                    4  $    1,103,700.40       0.62 %
     CALIFORNIA                211  $   66,123,905.24      37.28 %
     COLORADO                   21  $    7,660,621.84       4.32 %
     CONNECTICUT                 7  $    2,339,783.43       1.32 %
     DELAWARE                    1  $      591,096.29       0.33 %
     DISTRICT OF COLUMBIA        2  $      674,469.75       0.38 %
     FLORIDA                    43  $   12,935,913.67       7.29 %
     GEORGIA                     9  $    3,062,468.19       1.73 %
     HAWAII                      2  $    1,172,278.99       0.66 %
     IDAHO                       1  $      251,826.58       0.14 %
     ILLINOIS                   79  $   25,655,676.65      14.46 %
     INDIANA                     5  $    1,408,324.36       0.79 %
     KANSAS                      1  $      296,000.00       0.17 %
     KENTUCKY                    3  $      990,830.88       0.56 %
     MAINE                       1  $      278,822.10       0.16 %
     MARYLAND                    8  $    2,591,754.19       1.46 %
     MASSACHUSETTS              10  $    3,412,359.97       1.92 %
     MICHIGAN                   19  $    6,147,791.49       3.47 %
     MINNESOTA                   2  $      571,501.91       0.32 %
     MISSOURI                    4  $    1,392,970.90       0.79 %
     MONTANA                     2  $      905,446.86       0.51 %
     NEBRASKA                    1  $      718,841.76       0.41 %
     NEVADA                      2  $      657,573.77       0.37 %
     NEW HAMPSHIRE               2  $      585,576.69       0.33 %
     NEW JERSEY                 20  $    6,520,685.72       3.68 %
     NEW MEXICO                  2  $      422,715.29       0.24 %
     NEW YORK                   11  $    3,990,412.43       2.25 %
     OHIO                        3  $      883,008.96       0.50 %
     OKLAHOMA                    2  $      515,548.70       0.29 %
     OREGON                      5  $    1,740,695.41       0.98 %
     PENNSYLVANIA               10  $    2,878,962.86       1.62 %
     RHODE ISLAND                2  $      437,690.80       0.25 %
     SOUTH CAROLINA              2  $      923,444.80       0.52 %
     TENNESSEE                   2  $      770,716.63       0.43 %
     TEXAS                      17  $    5,252,820.21       2.96 %
     UTAH                        5  $    1,443,857.39       0.81 %
     VIRGINIA                    8  $    2,438,437.47       1.37 %
     WASHINGTON                  8  $    2,639,886.98       1.49 %
     WISCONSIN                   2  $      475,680.60       0.27 %
                            ------  -----------------     ------------
                     TOTAL     550  $  177,376,357.45     100.00 %

                i) Scheduled maturity years:




                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2016        1   $      234,186.90       0.13 %
                    2017        1   $      247,465.88       0.14 %
                    2019        1   $      586,435.93       0.33 %
                    2020        4   $    1,116,002.18       0.63 %
                    2021        3   $      814,043.46       0.46 %
                    2022        1   $      269,922.04       0.15 %
                    2023        4   $      865,012.69       0.49 %
                    2025        2   $      626,676.56       0.35 %
                    2026      130   $   43,365,435.25      24.45 %
                    2027      403   $  129,251,176.56      72.87 %
                           ------  ------------------   ------------
                 TOTAL        550   $  177,376,357.45     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 356.6


               Latest scheduled maturity of any Mortgage Loan:
                                               February, 2027

        j) Original Terms:




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               2   $     481,652.78       0.27 %
              331               1   $     586,435.93       0.33 %
              348               2   $     799,263.35       0.45 %
              349               1   $     257,716.94       0.15 %
              350               1   $     306,066.60       0.17 %
              355               1   $     399,748.20       0.23 %
              360             542   $ 174,545,473.65      98.40 %
                           ------   ----------------     ------------
           TOTAL              550   $ 177,376,357.45     100.00 %
                           ------   ----------------
                           ------   ----------------

     k) Documentation Program Types:




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            490   $  158,097,469.12      89.13 %
     LIMITED DOCUMENTATION          50   $   15,233,364.82       8.59 %
     NO DOCUMENTATION               10   $    4,045,523.51       2.28 %
                                  ------  ----------------  ------------
                       TOTAL       550   $  177,376,357.45     100.00 %
                                  ------  ----------------
                                  ------  ----------------

Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS

                        The following exhibit is furnished herewith:

                        4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer and First Bank National Association, Trustee, dated as of February 1, 1997.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 1997.

                                            PNC MORTGAGE SECURITIES
                                            CORP.
                                            (Registrant)

                                            By:  \s\ Thomas G. Lehmann
                                                  ---------------------
                                                  Thomas G. Lehmann
                                                  Vice President
                                                  (Authorized Officer)